Exhibit 10.2

FIRST AMENDMENT TO

EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement (this “Amendment”), dated and effective as of the last signature date on the signature page hereof, below (except as otherwise provided below)(the “Effective Date”), amends that certain Employment Agreement dated May 1, 2023 (the “Employment Agreement”)1, by and between Mangoceuticals, Inc., a corporation organized under the laws of the state of Texas (the “Company”), and Amanda Hammer, an individual (“Employee”). Certain capitalized terms used below but not otherwise defined shall have the meanings given to such terms in the Employment Agreement.

WHEREAS, the Company and the Employee desire to enter into this Amendment to amend the Employment Agreement on the terms and subject to the conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration the parties hereby acknowledge and confirm the receipt and sufficiency thereof, the parties hereto agree as follows:

1. Amendments to Employment Agreement.

(a) Effective as of the Effective Date, the first “Whereas” of the Employment Agreement is hereby amended and restated to read in its entirety as follows:

“WHEREAS, the Company desires to obtain the services of the Employee as Chief Operating Officer of the Company and Chief Operating Officer of Mango & Peaches, Inc., a Texas corporation, the subsidiary of the Company (“M&P”), and the Employee desires to be employed by the Company upon the terms and conditions hereinafter set forth.”

(b) Each reference to “Company” in Sections 1.2 through 1.3.3, Section 2.8, Article 4 and Section 5.10 of the Employment Agreement shall be replaced with a reference to the “Company and M&P”.

(c) Effective on February 1, 2025, Section 2.1 of the Employment Agreement is hereby amended and restated to read in its entirety as follows:

“Base Salary. So long as this Agreement remains in effect, for all services rendered by Employee hereunder and all covenants and conditions undertaken by the Parties pursuant to this Agreement, the Company shall pay, or cause to be paid by M&P or another of the Company’s subsidiaries, and Employee shall accept, as compensation, an annual base salary of $180,000 for the Term of this Agreement, pro-rated for any partial calendar years (the “Base Salary”). Notwithstanding the above, the Committee (as defined below) or the Board, with the recommendation of the Committee, may also increase the Base Salary from time to time, at any time, in its/their discretion. Such increase(s) in salary shall be documented in the Company’s records but shall not require the Parties to enter into a new or amended form of this Agreement.”

1 https://www.sec.gov/Archives/edgar/data/1938046/000149315223015389/ex10-1.htm

First Amendment to Employment Agreement

(d) Effective on February 1, 2025, the introductory clause of Section 3.2.1 of the Employment Agreement is hereby amended and restated to read as follows:

““Cause” shall mean, in the context of a basis for termination by the Company of Employee’s employment with the Company or M&P, as applicable, that:”

(e) Effective on February 1, 2025, the introductory clause of Section 3.2.4 of the Employment Agreement is hereby amended and restated to read as follows:

““Good Reason” shall mean, in the context of a basis for termination by Employee of her employment with the Company or M&P, as applicable,”

(f) Effective on February 1, 2025, Section 3.2.6 of the Employment Agreement is hereby amended and restated to read in its entirety as follows:

““Termination Date” shall mean the date on which Employee’s employment with the Company or M&P, as applicable, hereunder is terminated.”

(g) Effective on February 1, 2025, the second sentence in Section 3.3.1 of the Employment Agreement is hereby amended and restated to read in its entirety as follows:

“Employee or her estate shall be entitled to no other benefits other than as required under the terms of the employee benefit plans in which Employee was participating as of the Termination Date and continuation of health insurance benefits on the terms and to the extent required by COBRA, or such other similar law or regulation as may be applicable to the Employee or to the Company or M&P, as applicable, with respect to the Employee.”

(h) Effective on February 1, 2025, the first sentence of Section 3.3.2 of the Employment Agreement is hereby amended and restated to read in its entirety as follows:

“If Employee’s employment is terminated pursuant to Section 3.1.3 (without Good Reason by the Employee, including non-renewal), or Section 3.1.4 (by the Company for Cause or the Company’s non-renewal), Employee shall be entitled to her Base Salary accrued through the Termination Date and no other benefits other than as required under the terms of the employee benefit plans in which Employee was participating as of the Termination Date and continuation of health insurance benefits on the terms and to the extent required by COBRA, or such other similar law or regulation as may be applicable to the Employee or to the Company or M&P, as applicable, with respect to the Employee.”

(i) Effective on February 1, 2025, clause (b) of Section 3.3.3 of the Employment Agreement is hereby amended and restated to read in its entirety as follows:

First Amendment to Employment Agreement

“provided Employee elects to receive continued health insurance coverage through COBRA, the Company will pay, or cause to be paid by M&P or another of the Company’s subsidiaries, Employee’s monthly COBRA contributions for continued health insurance coverage, as may be amended from time to time (less an amount equal to the premium contribution paid by similarly situated, active Company or M&P employees, as applicable, if any) for the Severance Months following the Termination Date (the “Health Payment”);”

2. Effect of Amendment. Upon the effectiveness of this Amendment, each reference in the Employment Agreement to “Employment Agreement”, “Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Employment Agreement, as applicable, as modified and amended hereby.

3. Employment Agreement to Continue in Full Force and Effect. Except as modified or amended herein, the Employment Agreement and the terms and conditions thereof shall remain in full force and effect.

4. Spot Bonus. No later than 30 days following the Effective Date, the Company shall pay, or cause to be paid by M&P, Employee a lump-sum, cash bonus of $15,000, less all applicable withholdings and deductions.

5. Further Assurances. The parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Amendment and the transactions contemplated herein.

6. Entire Agreement. This Amendment sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the parties with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings between the parties, whether written, oral or otherwise. This Amendment is to be read in connection with, and form an amendment to, the Employment Agreement, and in connection therewith, Sections 5.1, 5.4, 5.5, 5.9, 5.10, and 5.11 of the Employment Agreement are incorporated by reference into this Amendment in their entirety (substituting references to “Agreement” in such originally language, with “Amendment”).

7. Counterparts and Signatures. This Amendment and any signed agreement or instrument entered into in connection with this Amendment, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

First Amendment to Employment Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written to be effective as of the Effective Date (except as otherwise provided above).

COMPANY

Mangoceuticals, Inc.

	By:	/s/ Jacob D. Cohen
Jacob Cohen
Chief Executive Officer

Date of Execution: February 6, 2025

EMPLOYEE
/s/ Amanda Hammer
Amanda Hammer

Date of Execution: February 6, 2025

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First Amendment to Employment Agreement